UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 15, 2020 (October 13, 2020)

THE PROCTER & GAMBLE COMPANY

(Exact Name of Registrant as Specified in Its Charter)

OH	001-00434	31-0411980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Procter & Gamble Plaza, Cincinnati, OH 45202
(Address of principal executive offices, including zip code)

513-983-1100
 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock without Par Value	PG	New York Stock Exchange
4.125% notes due December 2020	PG20A	New York Stock Exchange
2.000% Notes due 2021	PG21	New York Stock Exchange
2.000% Notes due 2022	PG22B	New York Stock Exchange
1.125% Notes due 2023	PG23A	New York Stock Exchange
0.500% Notes due 2024	PG24A	New York Stock Exchange
0.625% Notes due 2024	PG24B	New York Stock Exchange
1.375% Notes due 2025	PG25	New York Stock Exchange
4.875% EUR notes due May 2027	PG27A	New York Stock Exchange
1.200% Notes due 2028	PG28	New York Stock Exchange
1.250% Notes due 2029	PG29B	New York Stock Exchange
1.800% Notes due 2029	PG29A	New York Stock Exchange
6.250% GBP notes due January 2030	PG30	New York Stock Exchange
5.250% GBP notes due January 2030	PG33	New York Stock Exchange
1.875% Notes due 2038	PG38	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended tramsition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

On October 13, 2020, The Procter & Gamble Company (“the Company”), held its 2020 Annual Meeting of Shareholders. Set forth below are the final voting results for each of the proposals submitted to a vote of the shareholders.

Proposal 1 – Election of Directors.
Each of the following nominees was elected to serve a one-year term on the Company’s Board of Directors.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Blake, Francis S.	1,742,437,488	20,159,889	8,193,580	403,962,274
Braly, Angela F.	1,723,480,704	30,423,011	16,887,242	403,962,274
Chang, Amy L.	1,753,571,827	9,985,154	7,233,976	403,962,274
Jimenez, Joseph	1,750,996,702	11,287,185	8,507,070	403,962,274
Lee, Debra L.	1,735,930,949	26,902,990	7,957,018	403,962,274
Lundgren, Terry J.	1,739,180,922	23,020,549	8,589,486	403,962,274
McCarthy, Christine M.	1,751,650,688	11,802,371	7,337,898	403,962,274
McNerney, W. James Jr.	1,697,539,930	65,130,446	8,120,581	403,962,274
Peltz, Nelson	1,622,786,706	136,905,067	11,099,184	403,962,274
Taylor, David S.	1,647,717,379	106,589,971	16,483,607	403,962,274
Whitman, Margaret C.	1,739,574,113	23,651,330	7,565,514	403,962,274
Woertz, Patricia A.	1,708,304,952	55,083,173	7,402,832	403,962,274

Proposal 2- Ratify Appointment of the Independent Registered Public Accounting Firm.
The proposal was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,077,804,876	88,455,634	8,492,721	0

Proposal 3 - Advisory Vote to Approve the Company’s Executive Compensation (the “Say on Pay” vote).
The proposal was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,609,445,876	144,094,739	17,250,342	403,962,274

Proposal 4 - Approval of The Procter & Gamble Company International Stock Ownership Plan, As Amended and Restated.
The proposal was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,740,492,206	17,929,033	12,369,718	403,962,274

Proposal 5 - Shareholder Proposal - Report on Efforts to Eliminate Deforestation.
The proposal was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,178,411,492	562,715,418	29,664,047	403,962,274

Proposal 6 - Shareholder Proposal - Annual Report on Diversity.
The proposal was not approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
641,963,453	1,089,421,615	39,405,889	403,962,274

The Company is filing this Form 8-K pursuant to Item 5.07, "Submission of Matters to a Vote of Security Holders."

SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PROCTER & GAMBLE COMPANY

BY:  /s/ Sandra T. Lane
                Sandra T. Lane
              Assistant Secretary
              October 15, 2020